UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2018

MAGELLAN GOLD CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Nevada	_333-174287	27-3566922
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

2010A Harbison Drive # 312, Vacaville, CA  95687
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:   (707) 884-3766

______________________________________________________

(Former name or former address, if changed since last report)

___	Written communications pursuant to Rule 425 under the Securities Act
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company[X ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [   ]

ITEM 3.02	UNREGISTERED SALE OF EQUITY SECURITIES

The following sets forth the information required by Item 701 of Regulation S-K with respect to the unregistered sales of equity securities by Magellan Gold Corporation, a Nevada corporation (the "Company"):

1a.(i) On May 18, 2018, pursuant to an Agreement to Convert Debt, John Gibbs agreed to convert $100,000 in outstanding principal due and owing under his Credit Agreement into 5,000,000 shares of Common Stock, valued at $0.02 per share, which was the market price on the date of agreement.  A copy of the Agreement to Convert Debt is filed herewith as Exhibit 10.1.

(ii) On June 20, 2018 (the “Exercise Date”), the Company received Notices of Exercise from two (2) investors electing to exercise Warrants for an aggregate of 4,000,000 shares of Common Stock at a price of $0.02 per share.

(iii) On June 20, 2018 the Company sold 925,000 Units in a private placement transaction, each Unit consisting of (i) one share of common stock, and for no additional consideration, (ii) one Warrant to purchase one share of common stock.  The price per Unit was $0.02.  The sale of the Units was part of an offering of 12.5 million Units, all of which have now been sold.

b.The shares issued under 1(a)(i), (ii) and (iii) above were sold to exclusively to persons who qualified as an "accredited investor" within the meaning of Rule 501(a) of Regulation D under the Securities Act of 1933 as amended (the "Securities Act").  The shares issued will be “restricted securities” under the Securities Act of 1933, as amended and the certificate evidencing same bears the Company’s customary restrictive legend.

c.The Company paid no fees or commissions in connection with the issuance of the shares.

d.The shares issued under 1(a)(i), (ii) and (iii) above were issued without registration under the Securities Act in reliance upon an exemption from the registration requirements of the Securities Act set forth in Section 4(2) thereunder.

e.The terms of the conversion of debt and exercise of warrants are disclosed in Item 1.a above.

f.Not applicable.

ITEM 5.02COMPENSATION OF CERTAIN OFFICERS

On June 19, 2018 the Board of Directors of the Company approved an extension of the Employment Agreement between the Company and W. Pierce Carson, the Company’s President CEO through May 31, 2019.  A copy of the Employment Agreement Extension is filed herewith as Exhibit 10.1.

ITEM 9.01FINANCIAL STATEMENTS AND EXHIBITS

Item	Title

10.1	Agreement to Convert Debt
10.2	Employment Agreement Extension

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Magellan Gold Corporation

Date: June 22, 2018	By: /s/ W. Pierce Carson W. Pierce Carson, President